Tortoise MLP Fund, Inc. (NTG) Announces Terms of Rights Offering

FOR IMMEDIATE RELEASE

LEAWOOD, Kan. – June 7, 2018 – Tortoise MLP Fund, Inc. (NYSE: NTG) (the “Company”) today announced that its Board of Directors (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Company’s common stock (par value $0.001 per share) (“Common Stock”), as of the record date, June 19, 2018 (the “Record Date”). Holders of these Rights are entitled to subscribe for additional shares of Common Stock (the “Offer”) at a discount to market price (subject to a sales load).

After considering a number of factors, including potential benefits and costs, the Board and Tortoise Capital Advisors, L.L.C., the Company’s investment adviser (“Tortoise” or the “Adviser”), have determined that it is in the best interests of both the Company and its stockholders to conduct the Offer and increase the assets of the Company available to take advantage of existing and future investment opportunities that may be or may become available, consistent with the Company’s investment objective to seek high total return with an emphasis on current income.

The Adviser believes this is an optimal time to raise additional assets for the Company based on a number of factors, including the following potential benefits:

•	Opportunities for incremental investments in midstream companies with strong fundamentals that the Adviser believes are undervalued

•	Investment opportunities in active private placement market, including private investment in public equity (PIPE) deals, where the Adviser believes the Company can invest at a discount

•	Enhances long-term total return potential of the Company’s net asset value

•	Positive impact to total expense ratio by spreading fixed costs over larger capital base

•	Reduction in the Company’s deferred tax liability per share, enhancing tax efficiency

•	Opportunity to reduce leverage ratio and enhance asset coverage levels

•	Potential for increased trading volume and liquidity of NTG

“We think this is a great opportunity for the Company and its stockholders,” said Brad Adams, CEO of the Company. “We believe the midstream energy market is currently undervalued and this offering will provide the Company with capital to pursue attractive investment opportunities to seek to enhance the Company’s total return to stockholders. This offering provides existing stockholders the ability to participate in this opportunity at a discount to current market price.”

The Company expects to maintain its current distribution level following the Offer. Additionally, the Company expects to declare a regular quarterly distribution payable on or about August 31, 2018 with a record date on or about July 3, 2018 which will not be payable with respect to Common Stock that is issued pursuant to the Offer as it will occur after such record date. As such, shares issued pursuant to the Offer will be entitled to receive the quarterly dividend expected to be payable in November.

Certain key terms of the Offer include:

•	Holders of Common Stock on the Record Date (“Record Date Stockholders”) will receive one Right for each outstanding share of Common Stock owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every 3 Rights held (1-for-3); however, any Record Date Stockholder who owns fewer than three shares of Common Stock as of the Record Date will be entitled to subscribe for one share of Common Stock. Fractional shares of Common Stock will not be issued.

•	The subscription price per share of Common Stock (the “Subscription Price”) will be determined on the expiration date of the Offer, which is currently expected to be July 18, 2018, unless extended by the Company (the “Expiration Date”), and will be equal to 90% of the average of the last reported sales price of a share of Common Stock of the Company on the New York Stock Exchange (the “NYSE”) on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Company’s NAV per share of Common Stock at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 90% of the Company’s NAV per share of Common Stock at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Company.

•	Record Date Stockholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional shares of Common Stock which were not subscribed for by other holders of Rights at a discount to the market price. Investors who are not Record Date Stockholders but who otherwise acquire Rights, are not entitled to subscribe for any additional shares of Common Stock.

•	If sufficient shares of Common Stock are available, all Record Date Stockholders’ over-subscription requests will be honored in full. If these requests exceed available shares of Common Stock, they will be allocated pro rata among Record Date Stockholders based on the number of Rights originally issued to them by the Company.

•	Rights are transferable and are expected to be admitted for trading on the NYSE under the symbol “NTG RT” during the course of the Offer.

The Offer will be made pursuant to the Company’s effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Stockholders within the United States shortly following the Record Date. To exercise their Rights, common stockholders who hold their Common Stock through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common stockholders who do not hold Common Stock through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The Company’s prospectus supplement and accompanying prospectus will contain this and additional information about the Company and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Company’s information agent:

AST Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(866) 751-6315

About Tortoise MLP Fund, Inc.

Tortoise MLP Fund, Inc. (NYSE: NTG) owns a portfolio of master limited partnership (MLP) investments in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Tortoise MLP Fund, Inc.’s investment objective is to provide its stockholders a high level of total return with an emphasis on current distributions.

About Tortoise

Tortoise specializes in essential assets and income. Tortoise invests in assets and services that serve essential needs in society and can also serve essential client needs, such as diversification and income. Tortoise’s energy investing expertise across the energy value chain, including infrastructure and MLPs, dates back more than 15 years. Through a variety of investment vehicles, Tortoise provides access to a wide range of client solutions, focused on their evolving needs. For more information, please visit www.tortoiseadvisors.com.

Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Adviser to the Tortoise MLP Fund, Inc.

Safe harbor statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-looking statement

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Company and Tortoise Capital Advisors believe the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Company and Tortoise Capital Advisors do not assume a duty to update any forward-looking statement.

Contacts

Tortoise

Pam Kearney, Investor and Public Relations

866-362-9331

pkearney@tortoiseadvisors.com